UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: December 5, 2014

(Date of earliest event reported)

NAUTILUS, INC.

(Exact name of registrant as specified in its charter)

Washington	001-31321	94-3002667
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17750 S.E. 6th Way

Vancouver, Washington 98683

(Address of principal executive offices and zip code)

(360) 859-2900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NAUTILUS, INC.

FORM 8-K

Item 1.01	Entry into a Material Definitive Agreement

On December 5, 2014, Nautilus, Inc. (the “Company”) entered into a Credit Agreement (the “Credit Agreement”) with JPMorgan Chase Bank, N.A. (“Chase Bank”). The Credit Agreement provides for a $20,000,000 maximum revolving credit line, which is available through December 5, 2017 for working capital, letters of credit and general corporate purposes. Letters of credit issued under the Credit Agreement are treated as a reduction of the Company’s available borrowing amount under the revolving credit line and are subject to a sub-limit of $2,000,000 in letter of credit obligations outstanding at any one time.

The interest rate applicable to each advance under the Credit Agreement may be based on Chase Bank’s floating prime rate or adjusted LIBOR, plus an applicable margin. The Credit Agreement contains customary covenants, including minimum fixed charge coverage ratio and asset coverage ratio, and limitations on capital expenditures, mergers and acquisitions, indebtedness, liens, dispositions, dividends and investments. Borrowings under the Credit Agreement are collateralized by substantially all of the Company’s assets pursuant to a continuing security agreement. The Credit Agreement also contains customary events of default. Upon an event of default, the lender may terminate its commitment with respect to the credit line, accelerate all outstanding obligations and exercise its remedies under the continuing security agreement.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement, Continuing Security Agreement and Line of Credit Note attached hereto as exhibits to this Current Report on Form 8-K.

As of December 5, 2014, no borrowings were outstanding under the Credit Agreement, other than the funding of standby letters of credit.

Item 1.02	Termination of a Material Definitive Agreement

The Credit Agreement replaces, effective December 5, 2014, the credit facility established pursuant to the Amended and Restated Credit Agreement between the Company and Bank of the West dated March 30, 2012.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Please refer to Item 1.01 above.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following exhibit is furnished herewith and this list is intended to constitute the exhibit index:

10.1	Credit Agreement, dated December 5, 2014, between JPMorgan Chase Bank, N.A. and Nautilus, Inc.

10.2	Continuing Security Agreement, dated December 5, 2014, between JPMorgan Chase Bank, N.A. and Nautilus, Inc.

10.3	Line of Credit Note, dated December 5, 2014, between JPMorgan Chase Bank, N.A. and Nautilus, Inc.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAUTILUS, INC.
(Registrant)

December 8, 2014	By:	/s/ Sidharth Nayar

(Date)		Sidharth Nayar Chief Financial Officer